UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12
Invesco California Insured Municipal Income Trust
Invesco California Quality Municipal Securities
Invesco High Yield Investments Fund, Inc.
Invesco Insured California Municipal Securities
Invesco Insured Municipal Bond Trust
Invesco Insured Municipal Income Trust
Invesco Insured Municipal Securities
Invesco Insured Municipal Trust
Invesco Municipal Income Opportunities Trust
Invesco Municipal Income Opportunities Trust II
Invesco Municipal Income Opportunities Trust III
Invesco Municipal Premium Income Trust
Invesco New York Quality Municipal Securities
Invesco Quality Municipal Income Trust
Invesco Quality Municipal Securities
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Investor Home > Accounts & Services > Closed-end Proxy Voting
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Closed-end Proxy Voting Information
Invesco Closed-End Funds
Proxy statements were mailed on or about June 13, 2011, to shareholders of record as of the close of business on May 18, 2011 for Invesco Closed-End Funds. The purpose of the proxy statement is to elect Trustee/Directors of the Funds. The proxy statement contains information about the Funds and the election. You can also access your Fund’s proxy statement, common questions regarding your Fund’s proposal, annual report, and semi-annual report by clicking on the Fund name listed below.
Invesco Van Kampen Exchange Fund
Proxy statements were mailed on or about May 18, 2011, to partners of record as of the close of business on May 5, 2011 for Invesco Van Kampen Exchange Fund. The purpose of the proxy statements, among other things, is to elect Managing General Partners of the fund, and to ratify changing the name to Invesco Van Kampen Exchange Fund. The proxy statement contains disclosure information about the proposals for which votes have been solicited. You can also access your Fund’s proxy statement, common questions regarding your Fund’s proposal, annual report, and semi-annual report by clicking on the fund name listed below.
Invesco Van Kampen Exchange Fund
Invesco Van Kampen Closed-End Funds
Proxy statements were mailed on or about May 20, 2011, to shareholders of record as of the close of business on May 5, 2011 for Invesco Van Kampen Closed-End Funds. The purpose of the proxy statement, among other things, is to elect Trustees of the funds. The proxy statement contains disclosure information about the proposals for which votes have been solicited. You can also access your Fund’s proxy statement, common questions regarding your Fund’s proposal, annual report, and semi-annual report by clicking on the fund name listed below.

How to vote
You may cast your vote by any of the following methods. However you choose to vote, it is important that you vote now to save the expense of additional solicitations.

By Internet	You may vote your shares for Invesco Van Kampen Exchange Fund at www.proxyonline.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.

You may vote your shares for Invesco Van Kampen Closed-End Funds and Invesco Closed-End Funds at www.proxy-direct.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.

Enter the control number listed on the proxy card you received in the mail and follow the instructions on the web site.

By Mail	Complete and sign the proxy card and return it in the postage-paid envelope provided in the shareholder mailing.

By Telephone	Call toll-free 1-866-458-9863 to vote for the Invesco Van Kampen Exchange Fund. Enter the control number listed on the proxy card and follow the recorded instructions.

Call toll-free 1.800.337.3503 to vote for the Invesco Van Kampen Closed-End Funds and Invesco Closed-End Funds. Enter the control number listed on the proxy card and follow the recorded instructions.

In Person	The annual meeting of partners for the Invesco Van Kampen Exchange Fund and the joint annual meeting of shareholders for Invesco Van Kampen Closed-End Funds will be held on June 17, 2011

The annual meeting of shareholders for the Invesco Closed-End Funds will be held on July 14, 2011.

Please notify Invesco at 1.800.952.3502 if you plan to attend the meeting.

If you have any questions...
If you have questions on the Invesco Van Kampen Exchange Fund, Invesco Van Kampen Closed-End Funds and Invesco Closed-End Funds proxy statement or the voting process, please contact your financial consultant or call Invesco toll-free at 1-800-341-2929 option 2 any business day between 8:00 a.m. and 5:00 p.m. CT.
If we have not received your proxy card after a reasonable amount of time, a representative from our proxy solicitation firm, the Altman Group, may contact you to remind you to exercise your right to vote.
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Invesco Investment Services, Inc. 06/2011
©2011 Invesco Ltd. All rights reserved.

Investor Home > Accounts & Services > Closed-end Proxy Voting
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Invesco Closed-End Proxy Information by Fund

Invesco California Insured Municipal Income Trust
1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by logging onto the Web address listed on the enclosed proxy card. Have your proxy card in hand in order to follow the instructions given on the Web site.
Additional fund materials:
•	Annual Report
Invesco California Quality Municipal Securities
1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by logging onto the Web address listed on the enclosed proxy card. Have your proxy card in hand in order to follow the instructions given on the Web site.
Additional fund materials:
•	Annual Report
Invesco High Yield Investments Fund, Inc
1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by logging onto the Web address listed on the enclosed proxy card. Have your proxy card in hand in order to follow the instructions given on the Web site.
Additional fund materials:
•	Annual Report
Invesco Insured California Municipal Securities
1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by logging onto the Web address listed on the enclosed proxy card. Have your proxy card in hand in order to follow the instructions given on the Web site.

Additional fund materials:
•	Annual Report
Invesco Insured Municipal Bond Trust
1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by logging onto the Web address listed on the enclosed proxy card. Have your proxy card in hand in order to follow the instructions given on the Web site.
Additional fund materials:
•	Annual Report
Invesco Insured Municipal Income Trust
1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by logging onto the Web address listed on the enclosed proxy card. Have your proxy card in hand in order to follow the instructions given on the Web site.
Additional fund materials:
•	Annual Report
Invesco Insured Municipal Securities
1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by logging onto the Web address listed on the enclosed proxy card. Have your proxy card in hand in order to follow the instructions given on the Web site.
Additional fund materials:
•	Annual Report

Invesco Insured Municipal Trust
1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by logging onto the Web address listed on the enclosed proxy card. Have your proxy card in hand in order to follow the instructions given on the Web site.
Additional fund materials:
•	Annual Report
Invesco Municipal Income Opportunities Trust
1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by logging onto the Web address listed on the enclosed proxy card. Have your proxy card in hand in order to follow the instructions given on the Web site.
Additional fund materials:
•	Annual Report
Invesco Municipal Income Opportunities Trust II
1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by logging onto the Web address listed on the enclosed proxy card. Have your proxy card in hand in order to follow the instructions given on the Web site.
Additional fund materials:
•	Annual Report
Invesco Municipal Income Opportunities Trust III
1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by logging onto the Web address listed on the enclosed proxy card. Have your proxy card in hand in order to follow the instructions given on the Web site.
Additional fund materials:
•	Annual Report

Invesco Municipal Premium Income Trust
1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by logging onto the Web address listed on the enclosed proxy card. Have your proxy card in hand in order to follow the instructions given on the Web site.
Additional fund materials:
•	Annual Report
Invesco New York Quality Municipal Securities
1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by logging onto the Web address listed on the enclosed proxy card. Have your proxy card in hand in order to follow the instructions given on the Web site.
Additional fund materials:
•	Annual Report
Invesco Quality Municipal Income Trust
1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by logging onto the Web address listed on the enclosed proxy card. Have your proxy card in hand in order to follow the instructions given on the Web site.
Additional fund materials:
•	Annual Report
Invesco Quality Municipal Securities
1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by logging onto the Web address listed on the enclosed proxy card. Have your proxy card in hand in order to follow the instructions given on the Web site.

Additional fund materials:
•	Annual Report
Prospectuses | Help | Site Map | Terms of Use | Privacy | Legal Information | Business Continuity Plan
Follow Us:
Invesco Investment Services, Inc. 06/2011
©2011 Invesco Ltd. All rights reserved.

QUESTIONS & ANSWERS FOR:
INVESCO CLOSED-END FUNDS
We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.
HOW DO I VOTE?
Voting may take place in the following ways:
1. Vote by Phone. You may cast your vote by calling the toll-free number listed on the enclosed proxy card. Have your proxy card in hand in order to follow the recorded instructions.
2. Vote Online. You may cast your vote by logging onto the Web address listed on the enclosed proxy card. Have your proxy card in hand in order to follow the instructions given on the Website.
3. Vote by Mail. You may cast your vote by mail by signing, dating and mailing the enclosed proxy card in the postage-prepaid return envelope provided.
4. Vote In Person. If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.
HOW DOES THE BOARD RECOMMEND THAT I VOTE?
The Board recommends that you vote FOR ALL of the nominees.
WHY SHOULD I VOTE?
Every vote is important. If shareholders fail to vote their proxies, the Fund may not receive enough votes to go forward with the July 14, 2011 annual shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders, which will result in additional expense to the Fund.
WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?
We have hired the Altman Group as the Funds’ proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.
WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?
The Web proxy voting system offered by proxy-direct.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:
•	Secure Sockets Layer (SSL) — A security measure that encrypts all information that travels between proxy-direct.com’s Web server and the shareholder’s computer.

•	Control Number — Each shareholder is required to enter his or her control number. Proxy-direct.com verifies the number and presents the holder with the proxy card.

•	Firewall — To protect the confidentiality of your account records, proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?
The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.
Individual Accounts: Shareholders should sign exactly as their name appears in the account registration shown on the proxy card.
All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If the shareholder is a corporation, limited liability company, or partnership, please sign, include the full entity name and indicate the signer’s position with the entity.
WHAT IS THE DEADLINE FOR VOTING?
All votes must be received before or at the joint annual shareholder meeting, which will be held on July 14, 2011 at 3:00 p.m. Central Time.
WHAT IS THE PROPOSAL BEING PRESENTED AT THE MEETING AND WHAT AM I BEING ASKED TO VOTE ON?
•	With respect to certain Funds. To elect six Trustees/Directors by the holders of Common Shares and Preferred Shares, voting together. The elected Trustees will each serve for a three year term or until a successor shall have been duly elected and qualified.

•	With respect to certain Funds. To elect five Trustees by the holders of Common Shares and Preferred Shares voting together, and one Trustee by the holders of Preferred Shares voting separately. The elected Trustees shall serve for a three year term or until a successor shall have been duly elected and qualified.
WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSAL?
Further details about the proposal can be found in the proxy statement.

Thank you for calling Invesco.
If you plan to attend the Invesco Retail Funds Shareholder Meeting Press 1.
If you plan to attend the Invesco Van Kampen Exchange Fund Annual Meeting of Partners Press 2.
If you plan to attend the Joint Annual Meeting of Shareholders for the Invesco Van Kampen Closed-End Funds Press 3.
If you plan to attend the Joint Annual Meeting of Shareholders for the Invesco Closed-End Funds Press 4.
OPTION 1	Thank you for planning to attend the upcoming Shareholder Meeting which has been adjourned until 3:00 p.m. central time on June 30, 2001.

Please press 1 then state your full name and the number of persons that will be attending the meeting. Thank you for calling Invesco.

If you have questions about this proxy Press 2.

OPTION 2 Thank you for calling Invesco. You are now being routed to the client services phone que. [Internal note they will be routed to ext. 5200]

Again thank you for calling Invesco.

OPTION 2	Thank you for planning to attend the upcoming Invesco Van Kampen Exchange Fund Annual Meeting of Partners currently scheduled for 2:45 p.m. central standard time on June 17, 2011.

Please press 1 then state your full name and the number of persons that will be attending the meeting. Thank you for calling Invesco.

If you have questions about this proxy Press 2.

OPTION 2 Thank you for calling Invesco. You are now being routed to the client services phone que. [Internal note they will be routed to ext. 2326.]

Again thank you for calling Invesco.

OPTION 3	Thank you for planning to attend the upcoming Joint Annual Meeting of Shareholders for the Invesco Van Kampen Closed-End Funds currently scheduled for 3:00 p.m. central standard time on June 17, 2011.

Please press 1 then state your full name and the number of persons that will be attending the meeting. Thank you for calling Invesco.

If you have questions about this proxy Press 2.

OPTION 2 Thank you for calling Invesco. You are now being routed to the client services phone que. [Internal note they will be routed to ext. 2326.]

Again thank you for calling Invesco.

OPTION 4	Thank you for planning to attend the upcoming Joint Annual Meeting of Shareholders for the Invesco Closed-End Funds currently scheduled for 3:00 p.m. central standard time on July 14, 2011.

Please press 1 then state your full name and the number of persons that will be attending the meeting. Thank you for calling Invesco.

If you have questions about this proxy Press 2.

OPTION 2 Thank you for calling Invesco. You are now being routed to the client services phone que. [Internal note they will be routed to ext. 2326.]

INVESCO PROXY Job#22577 - TOUCH-TONE TELEPHONE VOTING SCRIPT
** PROXY CARD **                     IVR Revision 06-07-11
Control Number: 577 99999 001 099     Security Code: 9999 9999
WHEN CONNECTED TO OUR PHONE VOTING SYSTEM ACCESSED VIA OUR TOLL-FREE NUMBER 1-800-337-3503, THE SHAREHOLDER HEARS:
THE INITIAL PROMPT:
“Thank you for calling the proxy voting line.”
“Before you can vote, I’ll need to validate some information from your proxy card or meeting notice. On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now.”
AFTER THE SHAREHOLDER ENTERS THEIR 14 DIGIT CONTROL NUMBER, HE/SHE HEARS:
“Next, located in the un-shaded box is an 8 digit number. Please enter this number now.”
THEN YOU HEAR:
“Thank you. Please hold while I validate those numbers.”
IF VALID CODES WERE ENTERED, THE SHAREHOLDER WILL HEAR THE FOLLOWING JOB SPECIFIC SPEECH:
“Okay, you’ll be voting your proxy for the Invesco Closed-End Funds”
IF THERE IS A PRIOR VOTE IN THE SYSTEM FOR THE CONTROL NUMBER ENTERED YOU HEAR:
“ I see that you’ve already voted. If you don’t want to change your vote you can just hang-up. Otherwise, remain on the line and I’ll take you through the voting process again...”
IF THERE IS NO PRIOR VOTE, THE FOLLOWING IS HEARD:
“I’m about to take you through the voting process. Please keep your voting card or meeting notice in front of you to follow along. Okay, let’s begin...”
THE VOTING OPTIONS ARE THEN OFFERED:
“You can vote in one of two ways...To vote as the Board Recommends on the Proposal, press 1; or To vote directly on the Proposal, press 2.”

OPTION 1: VOTING AS THE BOARD RECOMMENDS:
IF THE SHAREHOLDER PRESSES 1 TO VOTE AS THE BOARD RECOMMENDS ON THE PROPOSAL, HE/SHE WILL HEAR:
“Please note: Your vote will be cast automatically should you decide to hang up during the summary.”
“You’ve elected to vote on the proposal in accordance with the recommendations of the Board.”
“If this is correct, press 1; otherwise, press 2. If you’d like to hear the information again, press # (pound). “
IF THE SHAREHOLDER PRESSES 1, INDICATING THE VOTE IS CORRECT, HE/SHE WILL HEAR:
“Please hold while I record your vote.”
THEN THEY HEAR:
“Your vote has been recorded. It’s not necessary for you to mail in your proxy card or meeting notice.
I’m now going to end this call unless you have another proxy card or meeting notice to vote or you want to change your vote. If you need to vote again, press one now.”
IF THE SHAREHOLDER PRESSES 2, INDICATING AN INCORRECT VOTE, HE/SHE WILL HEAR:
“Okay, lets change your vote.” The system then prompts the voting options again.
AFTER THE SHAREHOLDER’S VOTE IS RECORDED, IF THEY CHOOSE TO VOTE ANOTHER PROXY THEY HEAR:
“Before you can vote, I’ll need to validate some information from your proxy card or meeting notice.
On your card or notice there’s a shaded box with a 14 digit # inside. Please enter that number now.”
IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:
“Thank you for voting, goodbye.”

OPTION 2: IF THE SHAREHOLDER OPTS TO VOTE ON THE PROPOSAL DIRECTLY:
THE SHAREHOLDER HEARS:
“Okay, I’ll take you through the proposal”
THEN, MATCHING THE SHAREHOLDER’S PROXY CARD, THEY WILL BE PROMPTED TO VOTE ON THE PROPOSAL:
“PROPOSAL 1:	To vote FOR ALL nominees, Press 1. To WITHHOLD your vote from all nominees, press 2. Or to WITHHOLD YOUR VOTE FROM INDIVIDUAL nominees press 3.”
IF THE SHAREHOLDER PRESSES 1, TO VOTE FOR ALL NOMINEES THEY WILL HEAR:
“Okay, voting for all nominees”
IF THE SHAREHOLDER PRESSES 2, TO WITHHOLD FROM ALL NOMINEES THEY WILL HEAR:
“Okay, voting withhold on all nominees “
IF THE SHAREHOLDER PRESSES 3, TO WITHHOLD FROM INDIVIDUAL NOMINEES THEY WILL HEAR:
“Okay, we’ll withhold your vote on the nominees you specify. All other nominees will be voted FOR. “
THEN THEY HEAR: “For each nominee listed on your proxy card or meeting notice there’s a corresponding two-digit number. Please enter the number of the nominee you want to withhold your vote from.”
AFTER THE SHAREHOLDER ENTERS A NOMINEE NUMBER TO WITHHOLD FROM, HE/SHE HEARS:
“OK, withholding from nominee number...N” [Where N is the nominee number entered by the shareholder]”
THEN THE SHAREHOLDER HEARS:
“To withhold your vote from another nominee, enter the two-digit number. If there are no other nominees you wish to withhold from press # (pound).”
WHEN # IS PRESSED, THE SHAREHOLDER HEARS:
“Okay, finished withholding from nominees”
WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON THE PROPOSALS, HE/SHE WILL HEAR:
“Okay, you’ve finished voting but your vote has not yet been recorded.”
“To hear a summary of how you voted, press 1; To record your vote, Press 2.”
IF THE SHAREHOLDER PRESSES 1, TO HEAR A SUMMARY OF THEIR VOTES, HE/SHE WILL HEAR:
“Please note your vote will be cast automatically should you decide to hang up during the summary.”
“You’ve elected to vote as follows...” [THEN A PLAYBACK OF THE VOTES COLLECTED FOR EACH PROPOSAL IS HEARD]
AFTER THE VOTE PLAYBACK, THE SHAREHOLDER HEARS:
“If this is correct, press 1; Otherwise, press 2. If you’d like to hear the information again press # (pound).”
IF THE CALLER CHOOSES TO RECORD THEIR VOTE (EITHER BEFORE OR AFTER THE SUMMARY IS HEARD), THEY HEAR:
"(Okay) Please hold while I record your vote.”
THEN THEY HEAR:
“Your vote has been recorded. It’s not necessary for you to mail in your proxy card or meeting notice. I’m now going to end this call unless you have another proxy card or meeting notice to vote or you want to changeyour vote. If you need to vote again, press one now.”
IF THE SHAREHOLDER PRESSES 2, INDICATING AN INCORRECT VOTE, HE/SHE WILL HEAR:
“Okay, lets change your vote.” [The system then prompts the voting options again.]
AFTER THE SHAREHOLDER’S VOTE IS RECORDED, IF THEY ELECT TO VOTE ANOTHER PROXY, HE/SHE HEARS:
“Before you can vote, I’ll need to validate some information from your proxy card or meeting notice. On your card or noticethere’s a shaded box with a 14 digit # inside. Please enter that number now.”
IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:
“Thank you for voting, goodbye.”

SOLICITATION SCRIPT
Good (morning, afternoon, evening), may I please speak with ______? (Mr./Mrs.)______, my name is (full name) and I am calling on behalf of your investment with the __________Fund. I wanted to confirm that you have received the proxy material for the shareholder meeting scheduled to take place on July 14, 2011. Have you received it? (proceed to YES or NO.)
SHAREHOLDER NOT INTERESTED
Every vote is very important. When you have a moment, please review the proxy material and vote your shares by contacting us directly toll-free at (800) 357-9167. You may also log on to the website listed on your proxy card, or sign the proxy card and mail it in the enclosed envelope.
ENDING THE CALL — THANK THE SHAREHOLDER
(Mr./Mrs.) _____, your vote is very important and your time is greatly appreciated. Thank you and have a nice (morning, afternoon,evening).